EXHIBIT 10.26

                           NOTE MODIFICATION AGREEMENT
                                       OF
                           FIRST RENEWAL AND EXTENSION
                                       OF
                                  INTEREST ONLY
                           NONRECOURSE PROMISSORY NOTE
                             AND SECURITY AGREEMENT

     THIS  AGREEMENT  made the 10th day of April, 2004 between H.E.R.C. PRODUCTS
                               ----        -----------
INCORPORATED, a Delaware corporation, with its principal office at 1420 Columbus Avenue, Portsmouth, Virginia 23704 (hereinafter referred to as the "Maker") and
R. JOHN ARMSTRONG, with his principal office address at 3975 University Drive, Suite 400, Fairfax, Virginia 22030 (hereinafter referred to as the "Holder" or "Secured Party").


                              W I T N E S S E T H:

     WHEREAS, Holder is the holder of that certain INTEREST ONLY NONRECOURSE PROMISSORY NOTE AND SECURITY AGREEMENT, dated February 23, 2003, from Maker to Holder, evidencing an indebtedness in the original principal amount of $400,000.00 as secured by that Security Agreement made a part thereof (hereinafter referred to as the "Indebtedness");

     WHEREAS, the due date of that certain INTEREST ONLY NONRECOURSE PROMISSORY NOTE AND SECURITY AGREEMENT, dated February 23, 2003, for the original principal indebtedness of Four Hundred Thousand ($ 400,000.00) Dollars with interest thereon was first extended by that certain FIRST RENEWAL AND EXTENSION OF INTEREST ONLY NONRECOURSE PROMISSORY NOTE AND SECURITY AGREEMENT to February 23, 2005; and

     WHEREAS, the Maker and the Holder have mutually agreed to modify the terms of the Indebtedness.

     NOW THEREFORE, in pursuance of said agreement and in consideration of the sum of Ten ($10.00) Dollars and other good and valuable consideration each to the other in hand paid, receipt of which is hereby acknowledged, the parties hereto mutually covenant and agree that the Indebtedness evidenced in that certain note and first renewal and extension in the total amount of $400,000.00 is hereby divided equally so as to hereinafter constitute two notes each of a principal amount of $200,000.00 (hereinafter referred to together as the "Notes"), which Notes evidence an original principal indebtedness of Four Hundred Thousand ($400,000.00) Dollars.

     The terms of payment of the Indebtedness evidenced by that certain INTEREST ONLY NONRECOURSE PROMISSORY NOTE AND SECURITY AGREEMENT, dated February 23, 2003, is hereby modified and extended, and that note restated, as follows.

     FOR VALUE RECEIVED, the undersigned Maker promises to pay to the order of Holder at his principal office, or at such other place as the Holder may from time to time designate in writing, the principal sum of the Indebtedness of FOUR HUNDRED THOUSAND DOLLARS ($ 400,000.00) payable in the following manner:

     1. Interest only at the rate of eight percent (8.0%) per annum on the principal of TWO HUNDRED THOUSAND DOLLARS ($200,000.00) shall be due and payable
                                            ----------
on the first day of the first month after the date of this Note Modification Agreement, with the entire unpaid balance of the principal of TWO HUNDRED THOUSAND DOLLARS ($200,000.00) with interest thereon to be paid in full on the
                     ----------
date  one  (1) year from the date of the FIRST EXTENSION AND RENEWAL OF INTEREST
      -------------
ONLY NONRECOURSE PROMISSORY NOTE AND SECURITY AGREEMENT, dated February 23, 2004 (hereinafter referred to as "One Year Term Note"), on February 23, 2005. This
                                                         -----------------
One Year Term Note is delivered and accepted not in payment but for the purpose of and in consideration of the extension of time of payment of one half of the original Interest Only Nonrecourse Promissory Note and Security Agreement. This Note Modification Agreement incorporates by specific reference that certain Interest Only Nonrecourse Promissory Note and Security Agreement, dated February 23, 2003, by and between its Maker, H.E.R.C. Products Incorporated and its Holder and Secured Party, R. John Armstrong, and specifically incorporates all the terms, conditions and secured party interests stated therein as modified hereby.


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     2.     Interest  only  at the rate of eight percent (8.0%) per annum on the principal of TWO HUNDRED THOUSAND DOLLARS ($200,000.00) shall be due and payable
                                            ----------
on the first day of the first month after the date of this Note Modification Agreement, with the entire unpaid balance of the principal of TWO HUNDRED THOUSAND DOLLARS ($200,000.00) with interest thereon to be paid in full on the
                     ----------
date  three  (3)  years  from  the  date  of  the FIRST EXTENSION AND RENEWAL OF
      -----------------
INTEREST ONLY NONRECOURSE PROMISSORY NOTE AND SECURITY AGREEMENT, dated February
     --
23,  2004  (hereinafter  referred to as "Three Year Term Note"), on February 23,
                                                                    ------------
2007. This Three Year Term Note is delivered and accepted not in payment but for
 ---
the purpose of and in consideration of the extension of time of payment of one half of the original Interest Only Nonrecourse Promissory Note and Security Agreement. This Note Modification Agreement incorporates by specific reference that certain Interest Only Nonrecourse Promissory Note and Security Agreement, dated February 23, 2003, by and between its Maker, H.E.R.C. Products Incorporated and its Holder and Secured Party, R. John Armstrong, and specifically incorporates all the terms, conditions and secured party interests stated therein as modified hereby.

     It is hereby expressly agreed that should any default be made in payment of any of the principal and interest on the One Year Term Note or the Three Year Term Note on any day whereon the same, or either of them, is payable as above expressed, or in the performance or observance of any of the other covenants, terms or conditions of the Security Agreement or of any other instruments now or hereafter securing these Notes, the balance of said principal sum of Indebtedness, with all arrearages of interest thereon, shall, at the option of the Holder of these Notes, become and be due and payable immediately, anything contained to the contrary thereof in any ways notwithstanding, time being of the essence.

     By its acceptance hereof, Holder, for himself and his successors and assigns, as the owner and holder hereof, agrees that no judgment, order, or execution entered in any suit, action, or proceeding, either legal or equitable, hereon or on the Security Agreement shall be enforced personally against the undersigned duly authorized corporate officer or against any officer, director, stockholder, partner, or principal, disclosed or undisclosed, of the undersigned, for the purpose of obtaining satisfaction and payment of the debt evidenced hereby; provided, however, that nothing herein contained shall limit or be construed to limit or impair the enforcement against the property encumbered by the Security Agreement of the rights and remedies of Holder and his successors and assigns created under these Notes, the Security Agreement, or under any other instrument executed in connection with this Indebtedness.

This  Note  shall  be  construed according to the laws of the State of Virginia.

     IN WITNESS WHEREOF, the parties hereto have caused their names signed and seals affixed hereto as of the day and year first written above.

MAKER:  H.E.R.C.  Products  Incorporated
        --------------------------------


   /s/  S.  Steven  Carl
------------------------
S.  Steven  Carl,  Chief  Executive  Officer


HOLDER:  R.  John  Armstrong
         -------------------

   /s/  R.  John  Armstrong
---------------------------
R.  John  Armstrong


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